MLP Investment Company

KYN Quarterly Report

February 28, 2018

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2018, we had total assets of $3.4 billion, net assets applicable to our common stockholders of $2.0 billion (net asset value of $17.56 per share), and 115.1 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of February 28, 2018, we held $3.3 billion in equity investments and no debt investments.

Recent Events

Proposed Merger with Kayne Anderson Energy Development Company

On February 15, 2018, KA Fund Advisors, LLC (“KAFA”) announced the proposed merger of Kayne Anderson Energy Development Company (“KED”) with and into Kayne Anderson MLP Investment Company (the “Company” or “KYN”). Subject to KED stockholder approval, KED common stockholders will be issued KYN common stock, and KYN will acquire substantially all the assets and liabilities of KED.

The exchange ratio will be based on the relative NAVs per share of each company immediately prior to the closing of the merger. As of February 28, 2018, KYN’s NAV per share was $17.56, and KED’s was $16.91. For illustrative purposes, if these were the NAVs on the day prior to closing of the merger, then KED stockholders would be issued approximately 0.96 shares of KYN for each share of KED. It is currently expected that the merger will be completed in the fiscal quarter ending August 2018, subject to obtaining stockholder approval, compliance with all regulatory requirements and satisfaction of customary closing conditions. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes, and as a result, the merger is not expected to be taxable to stockholders of either KYN or KED.

The Board of Directors of KYN and KED determined that the proposed merger is in the best interest of each company and its stockholders. The companies have similar investment strategies and portfolios focusing on energy-related MLPs and other Midstream Energy Companies. The combined company will pursue an investment objective of obtaining a high after-tax total return by investing at least 85% of total assets in energy-related MLPs and their affiliates and other Midstream Energy Companies.

KYN also announced on February 15, 2018 that it intends to pay a distribution at its current annualized rate of $1.80 per share over the next 12 months. KYN will continue to pay distributions on a quarterly basis until the merger closes and intends to begin paying distributions on a monthly basis shortly thereafter (expected to commence in September 2018). Payment of future distributions is subject to approval by KYN’s Board of Directors.

A “Frequently Asked Questions” document regarding the merger can be found at www.kaynefunds.com. More information on the merger is contained in the preliminary joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”). KYN and KED expect to mail a definitive joint proxy statement/prospectus to stockholders following a review period with the SEC.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Kayne Anderson MLP Investment Company Name Change

On February 15, 2018, we announced that we are changing our name to Kayne Anderson MLP/Midstream Investment Company. We believe this change is consistent with recent trends in the midstream sector, with an increasing amount of midstream assets being held by Midstream Energy Companies that are not structured as MLPs. This change will be effective on or about a date that is 60 days after the date our joint proxy statement/prospectus is mailed to stockholders.

Credit Facility Renewal

On February 15, 2018, we entered into a new unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a 364-day term, maturing on February 15, 2019 and a total commitment amount of $150 million. The Credit Facility replaces our $150 million unsecured revolving credit facility that was scheduled to mature on February 28, 2018.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2018.

Holding	Category	Amount ($ in millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$468.7	14.2%
2. Energy Transfer Partners, L.P.	Midstream MLP	334.8	10.1
3. Williams Partners L.P.	Midstream MLP	273.4	8.3
4. ONEOK, Inc.	Midstream Company	264.7	8.0
5. MPLX LP	Midstream MLP	254.7	7.7
6. Western Gas Partners, LP	Midstream MLP	180.6	5.5
7. Plains All American Pipeline, L.P.(1)	Midstream MLP	178.6	5.4
8. Buckeye Partners, L.P.	Midstream MLP	151.9	4.6
9. Targa Resources Corp.	Midstream Company	148.8	4.5
10. Magellan Midstream Partners, L.P.	Midstream MLP	120.5	3.6

		$2,376.7	71.9%

(1)	Does not include our ownership of Plains AAP, L.P. (“PAGP-AAP”), which is an affiliate. On a combined basis the holdings in these investments would be 6.2% of long-term investments at February 28, 2018.

Results of Operations — For the Three Months Ended February 28, 2018

Investment Income.    Investment income totaled $6.4 million for the quarter. We received $65.6 million of dividends and distributions, of which $55.5 million was treated as return of capital and $3.7 million was treated as distributions in excess of cost basis. We also received $0.8 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $22.6 million, including $11.5 million of investment management fees, $7.2 million of interest expense, $3.0 million of preferred stock distributions and $0.9 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.2 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $13.1 million and included a deferred tax benefit of $3.1 million.

Net Realized Gains.    We had net realized gains from our investments of $57.4 million, consisting of realized gains from long term investments of $74.7 million, a current tax expense of $0.3 million and a deferred tax expense of $17.0 million.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $198.6 million. The net change consisted of an $11.1 million increase in unrealized gains on investments and a deferred tax benefit of $187.5 million. The deferred tax benefit includes a $190.1 million deferred tax benefit related to the reduction in corporate tax rate as a result of the 2017 Tax Cuts and Jobs Act.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $242.9 million. This increase was comprised of a net investment loss of $13.1 million, net realized gains of $57.4 million and a net increase in unrealized gains of $198.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28 2018
Distributions and Other Income from Investments
Dividends and Distributions(1)	$65.6
Paid-In-Kind Dividends(1)	0.8

Total Distributions and Other Income from Investments	66.4
Expenses
Net Investment Management Fee	(11.5)
Other Expenses	(0.9)
Interest Expense	(7.0)
Preferred Stock Distributions	(2.8)
Income Tax Benefit, net	3.1

Net Distributable Income (NDI)	$47.3

Weighted Shares Outstanding	115.0
NDI per Weighted Share Outstanding	$0.41

Distributions paid per Common Share(2)	$0.45

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	The distribution of $0.45 per share for the first quarter of fiscal 2018 was paid on April 20, 2018.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At February 28, 2018, we had total leverage outstanding of $1,039 million, which represented 31% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25%-30% of our total assets. At quarter end, total leverage was comprised of $747 million of Notes and $292 million of MRP Shares. At February 28, 2018, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or our unsecured term loan (the “Term Loan”), and we had $75 million of cash and cash equivalents. As of April 20, 2018, we had total leverage outstanding of $1,039 million, which represented 31% of total assets. As of this date, we had no borrowings outstanding under our Credit Facility or Term Loan, and we had $3 million of cash and cash equivalents.

On February 15, 2018, we entered into a new Credit Facility with a syndicate of lenders. The Credit Facility has a 364-day term, maturing on February 15, 2019 and a total commitment amount of $150 million. The Credit Facility replaces our $150 million unsecured revolving credit facility that was scheduled to mature on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

At February 28, 2018, we had $747 million of Notes outstanding that mature between 2018 and 2025 and we had $292 million of MRP Shares outstanding that are subject to mandatory redemption between 2020 and 2022. On April 26, 2018, we redeemed all $31 million of our Series W Notes originally scheduled to mature May 26, 2018 at par value using borrowings under our Term Loan.

At February 28, 2018, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 410% for debt and 295% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of February 28, 2018, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.64%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 163.4%
Equity Investments(1) — 163.4%
Midstream MLP(2) — 139.4%
Andeavor Logistics LP	734	$34,107
Antero Midstream Partners LP	491	12,807
BP Midstream Partners LP	2,542	48,451
Buckeye Partners, L.P.	3,391	151,924
Cheniere Energy Partners, L.P.	901	26,411
Crestwood Equity Partners LP	1,443	38,597
DCP Midstream, LP	3,142	112,599
Dominion Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)	525	14,741
Enbridge Energy Management, L.L.C.(6)	2,444	28,786
Enbridge Energy Partners, L.P.	2,312	28,922
Energy Transfer Partners, L.P.	18,385	334,790
EnLink Midstream Partners, LP	4,353	63,553
Enterprise Products Partners L.P.	18,437	468,661
EQT Midstream Partners, LP	654	40,217
Genesis Energy, L.P.	646	12,886
Global Partners LP	861	14,080
Magellan Midstream Partners, L.P.	1,930	120,519
MPLX LP	4,798	165,686
MPLX LP — Convertible Preferred Units(3)(4)(7)	2,255	89,043
Noble Midstream Partners LP	524	25,256
Oasis Midstream Partners LP	675	11,117
Phillips 66 Partners LP	583	28,636
Plains All American Pipeline, L.P.(8)	8,465	178,606
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(8)(9)	1,278	26,956
Shell Midstream Partners, L.P.	3,495	84,043
Spectra Energy Partners, LP	1,357	53,332
Sprague Resources LP	713	16,928
Summit Midstream Partners, LP	1,877	31,622
Tallgrass Energy Partners, LP(10)	1,558	59,734
TC PipeLines, LP	843	41,397
Western Gas Partners, LP	3,879	180,573
Williams Partners L.P.	7,545	273,439

		2,818,419

Midstream Company — 21.3%
Kinder Morgan, Inc.	1,105	17,893
ONEOK, Inc.	4,698	264,652
Targa Resources Corp.	3,332	148,781

		431,326

Shipping MLP — 1.2%
Capital Product Partners L.P. — Class B Units(3)(4)(11)	3,030	23,848

General Partner MLP — 1.1%
Energy Transfer Equity, L.P.	1,425	22,092

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Upstream MLP — 0.4%
Viper Energy Partners LP	375	$8,483

Total Long-Term Investments (Cost — $2,730,851)		3,304,168

Short-Term Investment — 3.6%
Money Market Fund — 3.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital Shares, 1.31%(12) (Cost — $72,688)	72,688	72,688

Total Investments — United States — 167.0% (Cost — $2,803,539)		3,376,856

Debt		(747,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(292,000)
Current Income Tax Liability		(22)
Deferred Income Tax Liability		(320,263)
Other Assets in Excess of Other Liabilities		4,637

Net Assets Applicable to Common Stockholders		$2,022,208

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies and affiliates of master limited partnerships.

(3)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(4)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2018, the aggregate value of restricted securities held by the Company was $154,588 (4.6% of total assets), which included $26,956 of Level 2 securities and $127,632 of Level 3 securities. See Note 7 — Restricted Securities.

(5)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or in units. After two years, the distribution will be paid in cash. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(6)	Dividends are paid-in-kind.

(7)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(8)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

(9)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(10)	On March 26, 2018, Tallgrass Energy GP, LP (“TEGP”) and Tallgrass Energy Partners, LP (“TEP”) announced an agreement under which TEGP will acquire all TEP common units in a stock-for-unit merger.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the first quarter.

(12)	The rate indicated is the current yield as of February 28, 2018.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2018

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,609,352)	$3,098,606
Affiliated (Cost — $121,499)	205,562
Short-term investments (Cost — $72,688)	72,688

Total investments (Cost — $2,803,539)	3,376,856
Cash	2,000
Deposits with brokers	250
Receivable for securities sold	15,134
Dividends and distributions receivable	443
Deferred credit facility and term loan offering costs and other assets	1,615

Total Assets	3,396,298

LIABILITIES
Investment management fee payable	11,435
Accrued directors’ fees and expenses	104
Accrued expenses and other liabilities	7,984
Current income tax liability	22
Deferred income tax liability	320,263
Notes	747,000
Unamortized notes issuance costs	(2,637)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (11,680,000 shares issued and outstanding)	292,000
Unamortized mandatory redeemable preferred stock issuance costs	(2,081)

Total Liabilities	1,374,090

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,022,208

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (115,133,064 shares issued and outstanding, 188,320,000 shares authorized)	$115
Paid-in capital	1,994,281
Accumulated net investment loss, net of income taxes, less dividends	(1,585,223)
Accumulated realized gains, net of income taxes	1,062,486
Net unrealized gains, net of income taxes	550,549

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,022,208

NET ASSET VALUE PER COMMON SHARE	$17.56

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$62,526
Affiliated investments	2,996
Money market mutual funds	72

Total dividends and distributions	65,594
Return of capital	(55,528)
Distributions in excess of cost basis	(3,697)

Total Investment Income	6,369

Expenses
Investment management fees	11,435
Administration fees	309
Professional fees	135
Directors’ fees and expenses	106
Reports to stockholders	81
Custodian fees	48
Insurance	37
Other expenses	185

Total Expenses — before interest expense, preferred distributions and taxes	12,336
Interest expense including amortization of offering costs	7,223
Distributions on mandatory redeemable preferred stock including amortization of offering costs	2,992

Total Expenses — before taxes	22,551

Net Investment Loss — Before Taxes	(16,182)
Current income tax benefit	43
Deferred income tax benefit	3,078

Net Investment Loss	(13,061)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	68,497
Investments — affiliated	6,184
Current income tax expense	(237)
Deferred income tax expense	(17,044)

Net Realized Gains	57,400

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(68)
Investments — affiliated	11,169
Deferred income tax benefit	187,490

Net Change in Unrealized Gains	198,591

Net Realized and Unrealized Gains	255,991

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$242,930

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017
OPERATIONS
Net investment loss, net of tax(1)	$(13,061)		$(51,378)
Net realized gains, net of tax	57,400		206,024
Net change in unrealized gains (losses), net of tax	198,591		(313,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	242,930		(159,125)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(51,695	)(2)	(60,863	)(3)
Distributions — return of capital	—	(2)	(155,955	)(3)

Dividends and Distributions to Common Stockholders	(51,695)		(216,818)

CAPITAL STOCK TRANSACTIONS
Issuance of 255,984 and 1,189,571 shares of common stock from reinvestment of dividends and distributions, respectively	4,800		21,335

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	196,035		(354,608)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,826,173		2,180,781

End of period	$2,022,208		$1,826,173

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $2,809 paid to holders of MRP Shares during the three months ended February 28, 2018 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $11,400 paid to holders of MRP Shares for the fiscal year ended November 30, 2017 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 28, 2018 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2017 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2018

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$242,930
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	55,528
Distributions in excess of cost basis	3,697
Net realized gains	(74,681)
Net change in unrealized gains	(11,101)
Purchase of long-term investments	(161,954)
Proceeds from sale of long-term investments	200,123
Proceeds from sale of short-term investments	2,617
Increase in receivable for securities sold	(10,798)
Decrease in dividends and distributions receivable	22
Amortization of deferred debt offering costs	418
Amortization of mandatory redeemable preferred stock offering costs	184
Increase in other assets	(51)
Decrease in payable for securities purchased	(4,283)
Decrease in investment management fee payable	(461)
Increase in accrued directors’ fees and expenses	9
Decrease in accrued expenses and other liabilities	(6,514)
Decrease in current income tax liability	(14,656)
Decrease in deferred income tax liability	(173,524)

Net Cash Provided by Operating Activities	47,505

CASH FLOWS FROM FINANCING ACTIVITIES
Costs associated with renewal of credit facility	(610)
Cash distributions paid to common stockholders	(46,895)

Net Cash Used in Financing Activities	(47,505)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $4,800.

During the three months ended February 28, 2018, interest paid related to debt obligations was $13,363 and income tax paid was $14,850.

The Company received $834 of paid-in-kind dividends during the three months ended February 28, 2018. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2018 (Unaudited)		For the Fiscal Year Ended November 30,
			2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.11)		(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	2.22		(0.92)	2.80	(14.39)

Total income (loss) from operations	2.11		(1.37)	2.19	(14.92)

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.45)		(0.53)	—	(2.15)
Common distributions — return of capital(3)	—		(1.37)	(2.20)	(0.48)

Total dividends and distributions — common	(0.45)		(1.90)	(2.20)	(2.63)

Effect of issuance of common stock	—		—	—	0.03
Effect of shares issued in reinvestment of distributions	—		(0.01)	(0.01)	0.01

Total capital stock transactions	—		(0.01)	(0.01)	0.04

Net asset value, end of period	$17.56		$15.90	$19.18	$19.20

Market value per share of common stock, end of period	$17.41		$15.32	$19.72	$18.23

Total investment return based on common stock market value(4)	16.4	%(5)	(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(6)	13.1	%(5)	(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,022,208		$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%		2.5%	2.5%	2.6%
Other expenses	0.2		0.1	0.2	0.1

Subtotal	2.4		2.6	2.7	2.7
Management fee waiver	—		—	—	—
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0		2.0	2.8	2.4
Income tax expense(8)	—		—	7.9	—

Total expenses	4.4%		4.6%	13.4%	5.1%

Ratio of net investment income (loss) to average net assets(2)	(2.6)%		(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.8	%(5)	(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	4.7	%(5)	17.6%	14.5%	17.1%
Average net assets	$2,066,879		$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(9)	$747,000		$747,000	$767,000	$1,031,000
Credit facility outstanding, end of period(9)	$—		$—	$—	$—
Term loan outstanding, end of period(9)	$—		$—	$43,000	$—
Auction rate preferred stock, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$292,000		$292,000	$300,000	$464,000
Average shares of common stock outstanding	115,013,605		114,292,056	112,967,480	110,809,350
Asset coverage of total debt(10)	409.8%		383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(11)	294.6%		275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$6.64		$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	5.64	8.72	4.27	2.91

Total income (loss) from operations	4.88	7.99	3.56	2.22

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)	(1.98)

Effect of issuance of common stock	0.06	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	—	0.01	0.01

Total capital stock transactions	0.06	0.09	0.03	0.10

Net asset value, end of period	$36.71	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$38.14	$37.23	$31.13	$28.03

Total investment return based on common stock market value(4)	9.9%	28.2%	19.3%	5.6%
Total investment return based on net asset value(6)	14.8%	29.0%	13.4%	8.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2	0.2

Subtotal	2.5	2.5	2.6	2.6
Management fee waiver	—	—	—	—
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4	2.3
Income tax expense(8)	8.3	14.4	7.2	4.8

Total expenses	12.6%	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%	7.7%
Portfolio turnover rate	17.6%	21.2%	20.4%	22.3%
Average net assets	$3,967,458	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(9)	$1,435,000	$1,175,000	$890,000	$775,000
Credit facility outstanding, end of period(9)	$—	$69,000	$19,000	$—
Term loan outstanding, end of period(9)	$51,000	$—	$—	$—
Auction rate preferred stock, end of period(9)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$524,000	$449,000	$374,000	$260,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(10)	406.2%	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(11)	300.3%	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80	$10.09

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008
Per Share of Common Stock(1)
Net asset value, beginning of period	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	8.72	7.50	(12.56)

Total income (loss) from operations	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	(0.01)	(0.10)

Common dividends(3)	(0.84)	—	—
Common distributions — return of capital(3)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.92)	(1.94)	(1.99)

Effect of issuance of common stock	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.02	0.05	0.04

Total capital stock transactions	0.18	0.17	0.04

Net asset value, end of period	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	26.0%	103.0%	(48.8)%
Total investment return based on net asset value(6)	43.2%	51.7%	(46.9)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.1%	2.1%	2.2%
Other expenses	0.2	0.4	0.3

Subtotal	2.3	2.5	2.5
Management fee waiver	—	—	—
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	2.5	3.4
Income tax expense(8)	20.5	25.4	—

Total expenses	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	34.6%	43.2%	(51.2)%
Portfolio turnover rate	18.7%	28.9%	6.7%
Average net assets	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period(9)	$620,000	$370,000	$304,000
Credit facility outstanding, end of period(9)	$—	$—	$—
Term loan outstanding, end of period(9)	$—	$—	$—
Auction rate preferred stock, end of period(9)	$—	$75,000	$75,000
Mandatory redeemable preferred stock, end of period(9)	$160,000	$—	$—
Average shares of common stock outstanding	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(10)	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(11)	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 28, 2018 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the three months ended February 28, 2018, the Company reported an income tax benefit of $173,330 (8.4% of average net assets — not annualized), primarily related to the reduction in deferred tax liabilities as a result of 2017 tax reform. For the fiscal years ended November 30, 2017, November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $86,746 (4.1% of average net assets), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)	Principal/liquidation value.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson MLP Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On February 15, 2018, KA Fund Advisors, LLC (“KAFA”) announced the proposed merger of Kayne Anderson Energy Development Company (“KED”) with and into KYN. Information on the merger will be contained in the definitive joint proxy statement/prospectus which is expected to be sent to stockholders following a review period with the Securities and Exchange Commission (“SEC”). Subject to KED stockholder approval, KED common stockholders will be issued KYN common stock, and KYN will acquire substantially all the assets and liabilities of KED at an exchange ratio based on the relative net asset value per share of each company immediately prior to the closing of the merger.

2.    Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2018, the Company held 6.3% of its net assets applicable to common stockholders (3.8% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at February 28, 2018 was $127,632. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 92% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Company’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 28, 2018, the Company estimated $55,528 of return of capital and $3,697 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes.

The following table sets forth the Company’s estimated return of capital portion of the distributions received from its investments.

For the Three Months Ended February 28, 2018
Return of capital portion of dividends and distributions received	85%
Return of capital — attributable to net realized gains (losses)	$2,461
Return of capital — attributable to net change in unrealized gains (losses)	53,067

Total return of capital	$55,528

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2018, the Company received $834 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that certain operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

As of February 28, 2018, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

L.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue Notes and MRP Shares as a deduction from the carrying value of Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2018, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,304,168	$3,149,580	$26,956	(1)	$127,632
Short-term investments	72,688	72,688	—		—

Total assets at fair value	$3,376,856	$3,222,268	$26,956		$127,632

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 28, 2018. For the three months ended February 28, 2018, there were no transfers between Level 1 and Level 2.

As of February 28, 2018, the Company had Notes outstanding with aggregate principal amount of $747,000 and 11,680,000 shares of MRP Shares outstanding with a total liquidation value of $292,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $292,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($747,000 aggregate principal amount) and the remaining MRP Shares ($167,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2018, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Z through GG and II through OO)	$747,000	$746,600
MRP Shares (Series C, H, I and J)	$167,000	$165,500
MRP Shares (Series F)	$125,000	$126,050

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2018.

Equity Investments
Balance — November 30, 2017	$132,520
Purchases	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(4,888)

Balance — February 28, 2018	$127,632

The $4,888 of net unrealized losses relate to investments that were still held at the end of the reporting period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), Dominion Midstream Partners, LP (“DM”) and MPLX LP (“MPLX”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM and MPLX), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM and the credit spread of the partnership’s unsecured notes in the case of MPLX, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2018:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
DM and MPLX – valued based on pricing model	$103,784	- Convertible pricing model	- Credit spread - Volatility	3.3% 22.5%	3.8% 30.0%	3.5% 25.4%

CPLP – valued based on pricing model	23,848	- Convertible pricing model	- Credit spread - Volatility - Discount for marketability	6.0% 30.0% 10.0%	6.5% 40.0% 10.0%	6.3% 35.0% 10.0%

Total	$127,632

4.    Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2018, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	86.9%
Midstream Energy Companies	99.7%
Largest single issuer	14.2%
Restricted securities	4.7%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5.    Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 27, 2018, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2019 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 28, 2018, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of or for the three months ended February 28, 2018:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
Plains All American Pipeline, L.P.	8,465	$178,606	$2,613	$6,184	$10,222
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,278	26,956	383	—	947

Total		$205,562	$2,996	$6,184	$11,169

(1)	See Schedule of Investments for investment classification.

(2)	During the three months ended February 28, 2018, the Company sold 246 units of PAA.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment) and the deferred tax liability at February 28, 2018 reflects the lower federal rate of 21%.

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). These limitations do not go into effect for the Company until fiscal 2019. To the extent certain deductions are limited in any given year, the Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

At February 28, 2018, the components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax liability, net	$(22)
Deferred tax assets:
Net operating loss carryforward — State	$810
AMT credit carryforwards	18,391
Deferred tax liabilities:
Net unrealized gains on investment securities	(339,464)

Total deferred income tax liability, net	$(320,263)

During the three months ended February 28, 2018, the Company paid estimated federal income taxes of $14,850 related to fiscal 2017. At February 28, 2018, the Company had a current income tax liability of $22. This current income tax liability is net of $152 of refunds of state overpayment amounts.

At February 28, 2018, the Company had state net operating loss carryforwards of $29,908 (deferred tax assets of $810). Realization of the deferred tax assets and net operating loss carryforwards are dependent on generating sufficient taxable income. The state net operating loss carryforwards begin to expire in 2019.

At February 28, 2018, the Company had alternative minimum tax (“AMT”) credit carryforwards of $18,391. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire. The Tax Reform Bill repealed corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable, subject to certain annual limitations, over the next four taxable years. The Company will be subject to corporate AMT for fiscal 2018 but expects to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 28, 2018
Computed federal income tax benefit (expense) at 21%	$(14,616)
State income tax expense, net of federal tax	(1,546)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(566)
Reduction in corporate tax rate as a result of 2017 Tax Cuts and Jobs Act	190,058

Total income tax benefit (expense)	$173,330

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 28, 2018, the Company reduced its tax cost basis by $95,280 due to its fiscal 2017 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At February 28, 2018, the cost basis of investments for federal income tax purposes was $1,910,490. The cost basis for federal income tax purposes is $893,049 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2018, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,508,302
Gross unrealized depreciation of investments (including options, if any)	(41,935)

Net unrealized appreciation of investments	$1,466,367

7.    Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2018, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments (1)
Plains GP Holdings, L.P.— Plains AAP, L.P.	(2)	(3)	1,278	$6,269	$26,956	$21.10	1.3%	0.8%
Level 3 Investments (4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$16,467	$23,848	$7.87	1.2%	0.7%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	525	13,883	14,741	28.06	0.7	0.5
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	89,043	39.48	4.4	2.6

Total				$102,567	$127,632		6.3%	3.8%

Total of all restricted securities				$108,836	$154,588		7.6%	4.6%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of February 28, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.    Derivative Financial Instruments

As of February 28, 2018, the Company held no derivative instruments, and during the three months ended February 28, 2018, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

9.    Investment Transactions

For the three months ended February 28, 2018, the Company purchased and sold securities in the amounts of $161,954 and $200,123 (excluding short-term investments and options, if any).

10.    Credit Facility and Term Loan

On February 15, 2018, the Company entered into a new $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a 364-day term, maturing on February 15, 2019. The Credit Facility replaces the Company’s $150,000 unsecured revolving credit facility that was scheduled to mature on February 28, 2018. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. For the three months ended February 28, 2018, the Company had no borrowings under the Credit Facility.

At February 28, 2018, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. For the three months ended February 28, 2018, the average amount outstanding under the Term Loan was $17,122 with a weighted average interest rate of 3.04%. As of February 28, 2018, the Company had no outstanding borrowings under the Term Loan. The Company’s ability to borrow under the Term Loan is subject to meeting a minimum net asset threshold ($1,892,987 as of February 28, 2018). As of February 28, 2018, the Company was able to borrow under the Term Loan as its net asset value ($2,022,208) exceeded this threshold.

As of February 28, 2018, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Notes

At February 28, 2018, the Company had $747,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at February 28, 2018. See Note 14 — Subsequent Events.

Series	Principal Outstanding, February 28, 2018	Unamortized Issuance Costs	Estimated Fair Value February 28, 2018	Fixed Interest Rate	Maturity Date
W	$31,000	$7	$31,400	4.38%	5/26/18
Z	15,000	20	15,100	3.39%	5/3/19
AA	15,000	33	15,200	3.56%	5/3/20
BB	35,000	100	35,500	3.77%	5/3/21
CC	76,000	256	77,400	3.95%	5/3/22
DD	75,000	110	75,000	2.74%	4/16/19
EE	50,000	152	49,800	3.20%	4/16/21
FF	65,000	258	64,900	3.57%	4/16/23
GG	45,000	207	44,600	3.67%	4/16/25
II	30,000	64	30,000	2.88%	7/30/19
JJ	30,000	110	30,100	3.46%	7/30/21
KK	80,000	410	80,700	3.93%	7/30/24
LL	50,000	171	49,500	2.89%	10/29/20
MM	40,000	180	39,500	3.26%	10/29/22
NN	20,000	97	19,700	3.37%	10/29/23
OO	90,000	462	88,200	3.46%	10/29/24

	$747,000	$2,637	$746,600

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of February 28, 2018, the weighted average interest rate on the outstanding Notes was 3.47%.

As of February 28, 2018, each series of Notes was rated “AAA” by FitchRatings and Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2018, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At February 28, 2018, the Company had 11,680,000 shares of MRP Shares outstanding, with a total liquidation value of $292,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at February 28, 2018.

Series	Liquidation Value February 28, 2018	Unamortized Issuance Costs	Estimated Fair Value February 28, 2018	Rate	Mandatory Redemption Date
C	$42,000	$160	$43,100	5.20%	11/9/20
F(1)	125,000	846	126,050	3.50%	4/15/20
H	50,000	329	49,600	4.06%	7/30/21
I	25,000	202	24,400	3.86%	10/29/22
J	50,000	544	48,400	3.36%	11/9/21

	$292,000	$2,081	$291,550

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.21 as of February 28, 2018.

Holders of the Series C, H, I and J MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of February 28, 2018, each series of MRP Shares was rated “A” by FitchRatings and “A+” by KBRA.

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A”. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series C, H, I and J	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2018, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At February 28, 2018, the Company had 188,320,000 shares of common stock authorized and 115,133,064 shares outstanding. As of February 28, 2018, KACALP owned 285,929 shares of the Company. Transactions in common shares for the three months ended February 28, 2018 were as follows:

Shares outstanding at November 30, 2017	114,877,080
Shares issued through reinvestment of distributions	255,984

Shares outstanding at February 28, 2018	115,133,064

14.    Subsequent Events

On March 28, 2018, the Company declared its quarterly distribution of $0.45 per common share for the first quarter. The total distribution of $51,810 was paid April 20, 2018. Of this total, pursuant to the Company’s dividend reinvestment plan, $4,875 was reinvested into the Company through the issuance of 296,535 shares of common stock.

On April 26, 2018, the Company redeemed all $31,000 of its Series W Notes originally scheduled to mature May 26, 2018 at par value using borrowings under the Company’s Term Loan.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.